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                                                                    EXHIBIT 10.3

                      AMENDMENT NO. 1 TO THE VENCOR, INC.
                       1997 INCENTIVE COMPENSATION PLAN


     The undersigned, JOSEPH L. LANDENWICH, the duly elected and acting Assistant Secretary of VENCOR, INC., a Delaware corporation (the "Company"), hereby certifies that set forth below is Amendment No. 1 to the Vencor, Inc. 1997 Incentive Compensation Plan, which Amendment No. 1 became effective on May 8, 1997:



     Section 3.2 of the Vencor, Inc. 1997 Incentive Compensation Plan is amended by deleting subsections (d) and (h) in their entirety.



     WITNESS the signature of the undersigned Assistant Secretary of the Company as of July 9, 1997.


                                          /s/ Joseph L. Landenwich
                                          ------------------------
                                          Joseph L. Landenwich
                                          Assistant Secretary